INCEPTION MINING INC.

Diverse. Agile. Efficient.

Inception Mining Inc.

Production, Development, & Resource

Presentation

December 2016

SAFE HARBOR

(Stock: OTC QB: IMII)

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on the current plans and expectations of management and are subject to a number of uncertainties and risks that could significantly affect the company's current plans and expectations, as well as future results of operations and financial condition. A more extensive listing of risks and factors that may affect the company's business prospects and cause actual results to differ materially from those described in the forward-looking statements can be found in the reports and other documents filed by the company with the Securities and Exchange Commission. This presentation is for informational purposes only and does not constitute an offer for sale or any form of general solicitation or general advertising of the company's securities. Any such offer will only be made in compliance with federal and state securities laws.

INCEPTION MINING INC.

Inception Mining Inc.

Inception Mining Inc. is entering into a new phase of a ten year business plan. With the objectives to increase production, expand resource analysis, add operational redundancies, and improve balance sheet. All add to position the company for success in today's market.

Inception well positioned in the industry

- Production
  - *Clavo Rico*
  - *(El Corpus, Choluteca, Honduras)*
- Producing 550+ oz. per mo.
  - *500+ oz. Gold (AU)*
  - *300+ oz. Silver (AG)*
  - *Expansion/Increase underway*
- Development
  - *UP & Burlington(Salmon, ID US)*
  - *Projected Q-3 2017*


CLAVO RICO

Well positioned in the market place

Diverse	• Producing asset in Honduras, Development asset North America.
Agile	• Large enough to consistently produce, yet nimble enough to adapt to fluctuating markets.
Efficient	• Streamlined infrastructure with low production costs, focused on costs.

Goals and Objectives



- **Increase production**
  Clavo Rico (Honduras)
- **Operational redundancies**
  (Equipment, inventories, etc.)
- **Near term production Idaho**
  (UP & Burlington)

Goals and Objectives

- Replace and resize current plant, machinery, and equipment
  - Develop redundancies
  - Add equipment & inventories
- Formally document reserves
  - NI 43-101 compliant reporting
- Expand production
  - From 550+ oz. to 1000+ oz. per month
- Improve balance sheet
  - Debt re-structure and retire



INCEPTION MINING INC.

CURRENT PROJECTS



PRODUCTION

Clavo Rico Mine (Honduras)

- Extensive resource
- Low operating costs
- Production: 550 oz. / mo.
- Potential production increase 2017



DEVELOPMENT

UP & Burlington (Idaho)

- Near Salmon, Idaho
- Tight vein, high grade deposit, historical operations
- Production ready
- Full outsourced model

Project Details

INCEPTION MINING INC.

- PRODUCTION: Clavo Rico project
  - Current capacity 2000 oz./mo. Extensive resource opportunity, low operating cost, new leach field and ADR Plant. Objective to increase production in 2017, add equipment & supply redundancy and expansion of resource evluation.

- Development: UP & Burlington project
  - A tight vein / high grade deposit near Salmon, Idaho with extensive historical production. Patented mining claims, currently in a "Bulk Sampling" program. Opening existing audits.

INCEPTION MINING INC.

Clavo Rico project

El Corpus Choluteca, Honduras



Clavo Rico Highlights

- Continued expansion of equipment/facility for consistent production
- Production results:
  - 2015 - 4,000 oz. **Au** Production
  - 2016 - 4,400 oz. **Au** Production through Q3 2016
- Revenue 2016 with positive earnings
- Initiated drill plan Q2 2016 and commenced drilling June 2016

Clavo Rico Highlights

- ADR plant production sized of 2k oz./mo.
- Lined leach field with 500k tons capacity
- Average head grade 2+ grams per ton
- 150k tons tails 2-4 grams per ton
- Identified material 2+ grams per ton
- Avg. production 550 oz. per mos.
- Extensive history



Dore' from pour on November 18, 2015

INCEPTION MINING INC.

UP & Burlington Development

- Rare patented claims
  - *Six miles from Salmon, Idaho. Permitted private access road (USFS).*
- Originally mined early 1900s, reopened in 30's. Shuttered due to various reasons.
- Approximately 2,745 feet of historical development work (drifts, shafts, etc.)
- Projected lower overhead, utilizing an outsource model for operations.
- Potential for surface extraction and underground mining of oxide and higher grade sulfide ore.
- INCEPTION has permitted and developed full access and haul roads, opened existing adits, uncovered the surface exposed veins and commenced a 1000 ton bulk sampling operation and milling operation.

INCEPTION MINING INC.

Management Team

- **Michael Ahlin:** CEO, 45 years' experience in mining, finance, industrial construction, public companies (CEO/President/Chair), BSME MBA
- **Trent D'Ambrosio:** Founder/Investor/Director/CFO, 25 years' experience in finance, resource development, public markets
- **Whit Cluff:** Director, 35 years' experience in commercial property, family office investment, public market experience

Summary of Strategy/Objective

- Production CLAVO RICO:
  - Increase production
  - Expand resource/reserves
  - debt-free in 5 years.
- Development: UP & Burlington
  - Complete bulk sampling program
  - Expansion of resource valuation
  - Projected production/operating 2017.

Points of Interest

- CLAVO RICO: Proven Production, low operating and recovery costs. Positive cash flow, capital expansion required
  - Major concessions, expansion potential, resource estimate initiated.
- UP & BURLINGTON: Patented claims, ready for development, near-term production
  - Low cost of production, friendly requlatory enviroment, low capex, simplified outsources mode.
- INCEPTION MINING:
  - Experienced and committed management
  - Management focus on low overhead
  - Emphasis on profitability and valuation
  - Committed , long-term shareholders